Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Corgi 0-5 Year High Yield Corporate Bond ETF
Cboe BZX Exchange, Inc. — CHYG
Summary Prospectus
May 29, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://www.corgifunds.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated May 29, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Corgi 0-5 Year High Yield Corporate Bond ETF
CHYG

Investment Objective
The Corgi 0-5 Year High Yield Corporate Bond ETF (the "Fund") seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.15%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$15	$48
Portfolio Turnover
When the Fund buys and sells securities and derivatives, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund seeks to track the investment results of the FTSE US High-Yield Market 0-5 Years 2% Capped Index (the "Underlying Index"), which is designed to reflect the performance of U.S. dollar-denominated high yield (as determined by FTSE Fixed Income LLC (the "Index Provider")) corporate debt of U.S. and non-U.S. issuers. High yield bonds are also known as "junk bonds" and are rated below investment-grade. The Underlying Index consists of U.S. dollar-denominated high yield corporate bonds with a minimum outstanding face value of $250 million, maturing between zero and five years, that are fixed-rate. The constituents of the Underlying Index are updated on the last calendar day of each month. As of February 28, 2026, the Underlying Index included approximately 1,199 securities. The Underlying Index uses a market-value weighted methodology with a cap on each issuer of 2%. As of February 28, 2026, a significant portion of the Underlying Index is represented by securities of issuers in the services and manufacturing industries. The issuers in the Underlying Index are principally located in the United States. The components of the Underlying Index are likely to change over time.
Corgi Strategies, LLC uses an indexing approach to seek to achieve the Fund's investment objective. The Fund does not seek to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may limit the Fund's ability to substantially outperform the Underlying Index, but may reduce certain risks of active management (such as poor security selection). Indexing also seeks to help keep costs and portfolio turnover lower than those of actively managed investment companies, which may improve after-tax performance.
Corgi Strategies, LLC uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" involves investing in a sample of securities that, in the aggregate, is expected to have an investment profile similar to that of the Underlying Index. The selected securities are expected to have, in the aggregate, investment characteristics (such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., price sensitivity to changes in interest rates), maturity or credit ratings and yield), and liquidity measures similar to those of the Underlying Index. Depending on the Fund's net asset size relative to the number of Index constituents, the liquidity or prices of Index securities, and transaction costs, the Fund may hold substantially all Index constituents in approximately the same proportions as the Index or may hold a representative sample of Index securities.
The Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that Corgi Strategies, LLC believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that Corgi Strategies, LLC believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which Corgi Strategies, LLC believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund. The Fund may also invest in cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser), for cash management purposes.
The Fund does not currently intend to engage in securities lending as a principal investment strategy. If approved by the Board in the future, securities lending would be conducted as described in the Statement of Additional Information.
The Underlying Index is sponsored by FTSE Fixed Income LLC, which is independent of the Fund and Corgi Strategies, LLC. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of the date of this Prospectus, a significant portion of the Underlying Index is comprised of securities of issuers in the services and manufacturing industries, and the Fund therefore expects to have significant exposure to those industries. The specific industries in which the Fund concentrates may change from time to time as the composition of the Underlying Index changes. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a limited number of issuers.
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
Market Risk.
The Fund's investments are subject to changes in overall economic conditions, broad market movements, and the risks inherent in investing in securities markets. Markets may be volatile, and investment prices may fluctuate significantly due to various factors, including, but not limited to, economic expansion or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and overall market liquidity. The Fund also faces the risk that geopolitical developments may disrupt securities markets and negatively affect global economies and markets. Local, regional, or global events (such as war, terrorism, the spread of infectious disease or other public health concerns, recessions, the prospect or occurrence of a sovereign default or other financial crisis, or similar events) could materially affect the Fund and its investments, and could result in increased premiums or discounts to NAV.
High Yield Securities Risk.
Securities rated below investment grade (commonly referred to as "junk bonds"), or unrated securities of similar credit quality, are generally considered speculative and may involve greater levels of risk than higher-rated securities of similar maturity. Such securities may be more likely to default, and their values may be more volatile and more sensitive to adverse economic and issuer-specific developments.
Credit Risk.
The Fund is exposed to the risk that an issuer, guarantor, or other obligated party will be unable or unwilling to make scheduled principal or interest payments. Credit risk may be heightened during periods of economic stress or deteriorating market conditions, and changes in the actual or perceived creditworthiness of an issuer may reduce the value and liquidity of its securities.
Interest Rate Risk.
The value of the Fund's fixed income investments generally will fall when interest rates rise. Changes in interest rates may also affect the liquidity and volatility of fixed income markets. Interest rate changes can be sudden and unpredictable and may result in heightened volatility and lower liquidity for certain instruments, which may adversely affect the Fund's performance.
Call Risk.
During periods of falling interest rates, an issuer of a callable bond held by the Fund may "call" or repay the security before its stated maturity. In that event, the Fund may have to reinvest the proceeds in securities with lower yields (which may reduce the Fund's income) or in securities with greater risks or other less favorable features.
Income Risk.
The Fund's income may decrease due to declining interest rates or other factors. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Liquidity Risk.
Certain fixed-income investments may become less liquid, particularly during periods of market stress, reduced dealer balance sheet capacity, or heightened volatility. Reduced liquidity may make it more difficult or costly to buy or sell securities at desired times or prices, may increase bid-ask spreads, and may contribute to valuation differences and tracking error. An investment may be considered illiquid if the Fund reasonably expects it cannot be sold or disposed of in current market conditions within seven calendar days or less without significantly changing its market value, and illiquidity in the underlying market can contribute to Shares trading at a premium or discount to NAV.
Concentration Risk.
The Fund may be susceptible to an increased risk of loss to the extent that the Fund's investments are concentrated in the securities or other assets of one or more issuers, markets, industry or group of industries, or asset classes. In such circumstances, adverse events affecting an issuer, market, industry or group of industries may have a greater impact on the Fund than if the Fund were more broadly exposed.
Industrial Companies Risk.
Industrial companies can be affected by supply and demand for their specific products or services and for industrial company products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may also affect the performance of these companies.
Foreign Issuer Risk.
The Fund may invest in securities of non-U.S. issuers. Investments in non-U.S. issuers may involve additional risks, including political, social, or economic instability; differing regulatory and accounting standards; and less public information about issuers, any of which may adversely affect the value and liquidity of such securities. Because the Fund's holdings are generally U.S. dollar-denominated, the Fund is expected to have limited direct currency risk, but foreign issuer-related risks may still be significant. Where the Fund's underlying securities trade on a market that is closed when U.S. markets are open, the last quoted price from the foreign market may not reflect current conditions, which could lead to differences between the market price of the Fund's shares and the underlying value of those shares.
Authorized Participant and Market Maker Dependence Risk.
The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. Only APs may engage in creation or redemption transactions directly with the Fund, and no AP is obligated to do so. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Market Trading Risk.
The Fund faces numerous market trading risks, including the potential lack of an active market for Shares (including through a trading halt), losses from trading in secondary markets, periods of high volatility, and disruptions in the process of creating and redeeming Shares. These factors may lead to Shares trading at a premium or discount to NAV (or to the intraday value of the Fund's portfolio holdings).
Premium/Discount to NAV Risk.
Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the creation/redemption process is disrupted. If you buy Shares at a time when the market price is at a premium to NAV or sell Shares at a time when the market price is at a discount to NAV, you may pay more or receive less than the underlying value of the Shares.
Brokerage Commissions and Bid-Ask Spread Risk.
Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Non-Diversification Risk.
The Fund is classified as "non-diversified," meaning it may hold fewer portfolio securities than many other funds. When the Fund invests in a relatively small number of issuers, a decline in the market value of any particular security held by the Fund may have a greater impact on the Fund's value than if it invested in a larger number of issuers. As a result, the value of Fund Shares may be more volatile than the shares of more diversified funds.
Index-Related Risk.
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Index Calculation & Methodology Risk.
The Index may be calculated incorrectly or the methodology may be misapplied due to errors, delays, or omissions in data, corporate action processing, or the application of Index rules. Such issues may cause unintended inclusions or exclusions, inaccurate weights, or delayed implementation of Index changes and, until corrected, may cause the Fund to deviate from its intended exposures and from the Index's published values.
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Unaffiliated Index Provider Risk.
The Index is owned and maintained by an unaffiliated third party (the "Index Provider"). The Adviser has no control over the Index methodology or the Index Provider's determinations, including how the methodology is interpreted or applied to corporate actions, data questions, or constituent eligibility. Decisions, changes, failures, or delays by the Index Provider may adversely affect the Index and, in turn, the Fund, including where unusual market conditions or unforeseen circumstances cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
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Third-Party Data Risk.
The Index relies on third-party data (e.g., prices, classifications, and corporate actions) and may be calculated by an unaffiliated calculation agent based on rules owned and set by the Index Provider. Errors, delays, or misapplications by data vendors, the Index Provider, or the calculation agent may cause incorrect constituents/weights or delayed changes, which could cause the Fund to deviate from the Index and its published values. If required data licenses are unavailable or revoked, or fees materially increase, Index calculation or dissemination may be interrupted or terminated on short notice.
Tracking Difference and Tracking Error Risk.
The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, fair-value pricing, and other factors that contribute to tracking difference and tracking error. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions, and may be higher for funds tracking indices with a high yield focus.
Passive Strategy Risk.
The Fund seeks to track the Index and, under normal circumstances, does not take temporary defensive positions. The Fund will not fully replicate the Index and may hold securities or other assets not included in the Index, and there is no guarantee that the Fund's investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.
Valuation Risk.
Certain portfolio holdings, and potentially a significant portion of the Fund's portfolio, may be valued using factors other than market quotations, including fair-value methodologies, particularly for securities that trade in low volume or volatile markets. The price the Fund could receive upon the sale of an investment may differ from the Fund's valuation of that investment and may also differ from the value used by the Index, which could contribute to premiums/discounts and tracking error.
Operational and Cybersecurity Risk.
The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties, the Index Provider, data vendors, and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Derivatives Risk.
The Fund may use futures, options, and swap contracts to help track the Underlying Index. Derivatives may be more volatile than direct investments in the underlying securities, may be difficult to value or close out at favorable times or prices, may involve leverage, and may expose the Fund to counterparty risk.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk.
The Adviser is a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Limited Shareholder Rights Risk.
The Trust's governing documents limit certain shareholder rights. For example, the Trust generally does not hold annual meetings, and the Board can take certain actions without a shareholder vote (including, in some cases, liquidating the Fund). These provisions can make it harder, more expensive, or slower for shareholders to bring claims or to influence how the Trust or the Fund is run, including because certain claims (other than claims arising under the federal securities laws) may be subject to a waiver of the right to a jury trial.
Investment in Other Investment Companies Risk.
The Fund may invest in shares of other investment companies, including ETFs advised by the Adviser or its affiliates. As a shareholder in another investment company, the Fund would bear its proportionate share of that company's fees and expenses, including advisory fees, in addition to the Fund's own fees and expenses. Investments in affiliated funds may create potential conflicts of interest for the Adviser.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not included. After the Fund has a full calendar year of results, this section will present a calendar-year bar chart and a table showing average annual total returns, which will help illustrate return variability over time and will compare the Fund's results with those of the Index and a broad-based securities market index. Past performance (before and after taxes) does not guarantee future results. Once available, updated performance information will be posted on the Fund's website at www.corgifunds.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Manager
The individual primarily responsible for the day-to-day management of the Fund is Anthony Aukett, a Portfolio Manager for the Adviser, who has served as a portfolio manager of the Fund since its inception.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at www.corgifunds.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.